Subject to Confidential Treatment Request

Exhibit 10.15

AMENDMENT TO THE LICENSE AGREEMENT

between

THE UNIVERSITY OF SOUTHERN CALIFORNIA

and

ALFRED E. MANN INSTITUTE FOR BIOMEDICAL ENGINEERING AT THE UNIVERSITY OF SOUTHERN CALIFORNIA

for

NanoPulse Technology

AMENDMENT TO THE LICENSE AGREEMENT

This Amendment to the License Agreement (the “Amendment”) is effective this 8th day of September, 2014 (the “Effective Date”) between THE UNIVERSITY OF SOUTHERN CALIFORNIA, a California nonprofit corporation (“USC”); ALFRED E. MANN INSTITUTE FOR BIOMEDICAL ENGINEERING AT THE UNIVERSITY OF SOUTHERN CALIFORNIA, a Delaware corporation (“AMI-USC”); and ElectroBlate, a Nevada Corporation (“ELECTROBLATE”).

1	BACKGROUND

1.1	USC and AMI-USC are parties to a license agreement effective February 11, 2008 (the “Agreement”).

1.2	AMI-USC sublicensed its rights to ThelioPulse, Inc., a Delaware Corporation (“TPI”), effective February 27, 2012 (the “Sublicense”).

1.3	ELECTROBLATE desires to obtain all of USC’s rights licensed pursuant to the Agreement and all of AMI-USC’s rights in nanopulse-related patents and know-how, that are not subject to the Agreement and that are described in Exhibit B to this Amendment, directly from USC and AMI-USC, respectively, and USC and AMI-USC desire to grant such rights to ELECTROBLATE, on the terms and subject to the conditions set forth below.

1.4	AMI-USC and TPI have agreed to terminate their Sublicense simultaneously with the execution of this Agreement.

1.5	USC acknowledges and accepts that AMI-USC has fulfilled all of the milestones of mandatory performance milestones of Paragraph 25c of the Agreement.

1.6	ELECTROBLATE and TPI desire that TPI merge with and into ELECTROBLATE pursuant to Internal Revenue Code § 368(a)(1)(A) with ELECTROBLATE as the surviving corporation, pursuant to a merger agreement to be executed by TPI and ELECTROBLATE (the “Agreement and Plan of Merger”).

Therefore, in view of the foregoing, USC, AMI-USC, and ELECTROBLATE hereby agree as follows:

2	DEFINITIONS

2.1	All definitions and paragraph numbers referred to in this Amendment and not otherwise defined herein shall have the same meaning as in the Agreement.

3	AMENDMENTS

3.1	AMI-USC, USC, and ELECTROBLATE agree that as of the Effective Date, ELECTROBLATE shall assume all of AMI-USC’s rights and obligations under the Agreement, as amended, with the exception of AMI’s right to receive and distribute equity according to Paragraph 5 of the Agreement as amended herein.

[*** Confidential] indicates material omitted and subject to a confidential information request, which has been filed separately with the SEC.

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3.2	The Background of the Agreement is deleted in its entirety and replaced with the following:

This “Patent License Agreement for Nanopulse Technology” (hereinafter, the “Agreement”) is between the UNIVERSITY OF SOUTHERN CALIFORNIA, (hereinafter “USC”) a California nonprofit corporation with its principal place of business at University Park, Los Angeles, California 90089, and ElectroBlate, a corporation existing under the laws of the State of Nevada, (hereinafter “ELECTROBLATE”).

WHEREAS, prior to the “Effective Date” set forth below, USC pursued research conducted by USC persons and which research was wholly funded by USC and the United States Government; and from which research arose the “PATENTS” set forth below; and

WHEREAS, ELECTROBLATE desires to obtain, and USC is willing to grant to ELECTROBLATE, a worldwide license in the “Field of Use” to certain rights in the PATENTS.

NOW, THEREFORE, in consideration of the covenants herein contained, the parties agree as follows:

3.3	Paragraph 5 of the Agreement is deleted in its entirety and replaced with the following:

a. ELECTROBLATE EQUITY. Within sixty (60) days of the Effective Date of this Amendment, ELECTROBLATE shall issue, in accordance with the “Agreement and Plan of Merger,” shares of its common stock to AMI-USC, or AMI-USC’s designee(s), as designated by AMI-USC in its sole discretion. AMI-USC shall divide, or shall have directed ELECTROBLATE to divide, such Common Stock among the following parties in the amounts specified below:

(i)	Twelve percent (12%) to the inventors of the licensed PATENTS to [*** Confidential];

(ii)	[*** Confidential] percent ([*** Confidential]%) to [*** Confidential];

(iii)	[*** Confidential] percent ([*** Confidential]%) to [*** Confidential]; and

(iv)	[*** Confidential] percent ([*** Confidential]%) to [*** Confidential].

3.4	Paragraph 15 of the Agreement is deleted in its entirety and replaced with the following:

a. This Agreement may be terminated at any time by mutual written consent of AMI-USC, USC, and ELECTROBLATE.

b. Notwithstanding the provisions of paragraph 15(a), USC may terminate this Agreement effective immediately upon the postmarked date of delivery of written notice to

[*** Confidential] indicates material omitted and subject to a confidential information request, which has been filed separately with the SEC.

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ELECTROBLATE if either: a) ELECTROBLATE fails to receive at least $3 million in private cash funding by January 1, 2016; or b) ELECTROBLATE makes an assignment for the benefit of creditors, or has a bankruptcy petition filed by or against it which is not vacated within [*** Confidential], or a receiver or trustee in bankruptcy or similar officer is appointed to take charge of all or part of ELECTROBLATE’s property.

c. Upon any termination of this Agreement all rights granted to or provided by each party to the other shall automatically and irrevocably revert to the granting party. Any sublicenses granted by ELECTROBLATE to SUBLICENSEES shall immediately terminate upon any termination of this Agreement.

d. Surviving any valid termination of this Agreement are:

(i) Any financial or fiduciary obligations that have matured prior to any termination of this Agreement, such as without limitation the allocation of any ELECTROBLATE common stock specified in paragraph 5;

(ii) ELECTROBLATE’s obligation of Paragraph 8 to keep and allow a final audit;

(iii) Any cause of action or claim of ELECTROBLATE, AMI-USC, or USC, accrued or to accrue, because of any breach or default by the other party; and

(iv) The provisions of Paragraphs 21, 22, 23, and 29.

e. Upon termination of this Agreement, ELECTROBLATE agrees to immediately discontinue (and shall cause each SUBLICENSEE to discontinue) the manufacture and sale of the PRODUCTS and the use of the PATENTS. Within [*** Confidential] after such termination, ELECTROBLATE shall provide USC with a written inventory of all PRODUCTS currently in its stock (and in the stock of any SUBLICENSEE) as of the date of termination (the “INVENTORY”). USC shall have the option to grant to AMI and/or each SUBLICENSEE the privilege of disposing of such INVENTORY at normal prices within [*** Confidential] after said termination. The disposition of all such INVENTORY, however, shall be subject to all of the terms and conditions of this Agreement. After the [*** Confidential] sell-off period, ELECTROBLATE shall destroy or return to USC all remaining unsold PRODUCTS in its possession, all equipment used by ELECTROBLATE and any SUBLICENSEE in the manufacture of the PRODUCTS and all packaging and marketing materials in its possession pertaining to the PRODUCTS, and shall certify their destruction or return to USC specifying the number of each destroyed or returned. All payment obligations hereunder, including without limitation any portion common stock grant to ELECTROBLATE corresponding to the then-current Calendar Year that remains unpaid as of the effective date of termination, shall be accelerated and shall become immediately due and payable.

[*** Confidential] indicates material omitted and subject to a confidential information request, which has been filed separately with the SEC.

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3.5	Section 16 of the Agreement is amended to add the following receiving party of notices:

ELECTROBLATE:

ElectroBlate, Inc.

401 Wilshire Boulevard

Suite 1020

Santa Monica, CA 90401

3.6	Exhibit A of the Agreement is deleted in its entirety and replaced with the new attached Exhibit A.

4	RELATED AGREEMENTS

4.1	It is a condition to the execution and delivery of this Amendment that TPI and AMI-USC simultaneously execute a termination and release of their Sublicense, that AMI-USC assigns to ELECTROBLATE its nanopulse-related patents and know-how that are not subject to the Agreement and that are described in Exhibit B to this Amendment, and that ThelioPulse and Electroblate execute the “Agreement and Plan of Merger”.

The remaining provisions of the Agreement remain in full force and effect.

This Amendment may be executed in one or more counterparts. Delivery of an executed counterpart of this Amendment by facsimile or a PDF data file or other scanned executed counterpart by email shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Each duplicate and counterpart of this Amendment shall be equally admissible in evidence, and each shall fully bind each party who has executed it. The parties agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes in respect of this Amendment for which the original signature may have been used. The parties agree that neither party will have any rights to challenge the use or authenticity of a counterpart of this Amendment based solely on that its signature, or the signature of the other party, on such counterpart is not an original signature.

AGREED AND ACCEPTED:

AMI-USC		USC

By:	/S/ Jonathan G. Lasch	By:	/S/ Jennifer Dyer
	(Signature)		(Signature)

Name:	Jonathan G. Lasch	Name:	Jennifer Dyer

Title:	Executive Director	Title:	Executive Director

Date:	Sept. 18, 2014	Date:	September 18, 2014

ELECTROBLATE

By:	/S/ Christopher A. Marlett
(Signature)
Name:	Christopher A. Marlett

Title:	President

Date:	September 30, 2014

[*** Confidential] indicates material omitted and subject to a confidential information request, which has been filed separately with the SEC.

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